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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to

                             Section 13 or 15(d) of


                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): October 4, 2001

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                            GENOME THERAPEUTICS CORP.
             (Exact name of registrant as specified in its charter)

        MASSACHUSETTS                   0-10824                 04-2297484

(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of incorporation)                                  Identification Number)



                                100 BEAVER STREET
                          WALTHAM, MASSACHUSETTS 02453

          (Address, of principal executive offices, including zip code)



                                 (781) 398-2300

               (Registrant's Telephone number including area code)

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Item 5.  OTHER EVENTS

         Due to current market conditions, Genome Therapeutics Corp. has decided to discontinue its offer and sale of up to 1,950,000 shares of common stock (the "Shares") as described in the prospectus supplement dated June 28, 2001, filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended. The Company intends to continue to evaluate market conditions and may seek to sell the Shares through underwriters, dealers or agents or directly to one or more purchasers.













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GENOME THERAPEUTICS CORP.

                                             By  /s/ Stephen Cohen
                                               ---------------------
                                               Name:   Stephen Cohen
                                               Title:  Chief Financial Officer

Date: October 4, 2001




















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